The PNC Financial Services Group, Inc. CLSA AsiaUSA Forum March 3, 2010 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-
looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance, capital and liquidity levels, and asset quality. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents. We provide greater detail regarding some of these factors in our 2008 Form 10-K and 2009 Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports, and in our other SEC filings (accessible on the SEC’s website at
www.sec.gov and on or through our corporate website at www.pnc.com/secfilings). We have included web addresses here and elsewhere in this presentation as inactive textual references only. Information on these websites is not part of this document.
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. The forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate the impact of certain types of items, including our fourth quarter
2009 gain related to BlackRock’s acquisition of Barclays Global Investors (“BGI”), our fourth quarter 2008 conforming provision for credit losses for National City, and other integration costs in the 2009 and 2008 periods. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the
Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor
Relations.”

PNC’s
achievements have
been exceptional
Today’s Discussion
Solid 2009 financial
performance
Significant execution across
our businesses has PNC
well-positioned for growth
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.

PNC
Managing Risk
Growth
Teamwork
Customer Satisfaction
EXECUTE

WA
OR
ID
CA
NV
AZ
MN
WI
MI
NY
MA
CT
PA
NJ
DE
DC
MD
OH
IN
IL
WV
VA
MO
KY
NC
TN
SC
AR
GA
LA
FL

PNC

5
Footprint covering nearly 1/3 of the U.S.
population
Retail
Corporate & Institutional
A leader in serving middle-market
customers and government entities
One of the largest bank-held asset
managers in the U.S.
Asset Management
Residential Mortgage
One of the nation’s largest mortgage
platforms
PNC’s Powerful Franchise
$270 billion Assets
Dec. 31, 2009
6,473
2,512
$187 billion
ATMs
Branches
Deposits
(1) Rankings source: SNL DataSource; Headquartered in U.S.
CO
TX
KS
OK
2009
Overview
BlackRock
One of the largest publicly traded
investment management firms in the world
th
th
th
th 5
8
5

1 U.S. Rank

PNC’s Framework for Success
Execute on and deliver the PNC
business model
Capitalize on integration
opportunities
Emphasize continuous
improvement culture
Leverage credit that meets our
risk/return criteria
Focus on cross selling PNC’s
deep product offerings
Focus “front door” on risk-
adjusted returns
Leverage “back door” credit
liquidation capabilities
Maximize credit portfolio value
Reposition deposit gathering
strategies
Action Plans
0.17%
N/A
45%
3.5%
93%
>$1.2 billion
2.4%
84%
PNC
Dec. 31, 2009
1.30%+
$1.5 billion
>50%
0.3%-0.5%
80%-90%
Target
Return on
average assets
(for the year
ended)
Key Metrics
Loan to
deposit ratio
(as of)
Provision to
average loans
(for the year
ended)
Noninterest
income/total
revenue
(for the year
ended)
Integration
cost savings
(4Q09 annualized)
Executing our
strategies
PNC Business
Model
Staying core
funded
Returning to a
moderate risk
profile
Growing high
quality, diverse
revenue
streams
Creating
positive
operating
leverage
2009
Overview
1
43%
0.62%
1
2
Peers
Dec. 31,
2009
(1) Excludes the impact of the $1.1 billion pretax, $687 million after-tax, gain related to BlackRock’s acquisition of Barclays Global
Investors on December 1, 2009 (“the BLK/BGI gain”). Including the gain, noninterest income to total revenue percentage for the year was 47% and the return on average assets for the year was .87%. Further information is provided in the Appendix. (2) Peers represents average of banks identified in the Appendix. Source: SNL DataSource.

Transitioning to a Higher Quality,
Differentiated Balance Sheet
Core funded - loan to deposit ratio
of 84%
Appropriately reserved
Improved quality and pricing of
deposit base
Asset sensitive – duration of equity
negative 1 year
Higher quality capital
Balance sheet positioning
- 8
Preferred equity
($21) $270
Total liabilities and equity
($13) $39
Borrowed funds
(12) 12
Other time/savings
($6) $187
Total deposits
(7)    14
Other liabilities
(9) 49
Retail CDs
$15 $126
Transaction deposits
5 22
Common equity
(16) 57
Other assets
(18) 157
Total loans
($21) $270
Total assets
$56
Dec. 31,
2009
$13
YoY
change
Investment securities
Category (billions)
2009
Overview
PNC Made Substantial Progress in 2009 Transitioning the PNC Made Substantial Progress in 2009 Transitioning the
Balance Sheet to Reflect Its Business Model. Balance Sheet to Reflect Its Business Model.

Pretax Pre-Provision Earnings Substantially
Exceed Credit Costs
$17.0
$9.7
$7.3
$3.9
Full year 2009
$2.4
1.86
1.85
1.83
1.50
1.47
1.37
1.32
1.22
1.09
0.89
0.66
0.40
0.27
MTB
PNC
WFC
JPM
USB
BBT
COF
FITB
BAC
CMA
RF
STI
KEY
2009 pretax pre-provision earnings /provision
Excluding the BLK/BGI gain   1.57
X
2009
Overview
Revenue Expense
Pretax
pre-
provision
earnings
Provision
Net
income
PNC Is Recognized for the Ability to Create Positive Operating PNC Is Recognized for the Ability to Create Positive Operating
Leverage to Help Offset Credit Costs. Leverage to Help Offset Credit Costs.
x²
1
1
1
(1) Total revenue less noninterest expense. Revenue includes a $1.1 billion gain related to BlackRock’s acquisition of BGI on December 1,
2009.  Further information is provided in the Appendix. (2) Further information is provided in the Appendix.

Execution
Opportunities for Delivering
Shareholder Value
Potential
Year ended
Dec. 31, 2009
Well-
Positioned for
Growth
Revenue
growth
enhancements
Capture
integration cost
saves
Improvement in
credit costs
Return on average assets
1.30%+
.62%
PNC Is Recognized for Delivering on Its Growth Initiatives. PNC Is Recognized for Delivering on Its Growth Initiatives.
Economic recovery
EXPENSES
CREDIT COSTS
REVENUE
(1) Excludes the impact of the $1.1 billion pretax, $687 million after-tax, gain related to BlackRock’s acquisition of Barclays Global Investors on
December 1, 2009 (“the BLK/BGI gain”). Including the gain, the return on average assets for the year was .87%. Further information is provided in the Appendix.
1

Integration Progress
0
1
2
3
4
5
6
Millions
Nov
2009
Feb
2010
Apr
2010
Jun
2010
2009
captured
$800
$1,300+
June 2011
goal¹
$1,500
2010
expectation
4Q09
annualized
>$1,200
PNC integration cost saves # Customers converted to PNC
Millions
Branch divestitures completed by
September 2009
Increased estimate of integration
savings by $300 million at year-
end 2009
Personnel expense savings
increased due to benefit
consolidations
Office space reduced by two
million square feet
Optimizing our expense base
remains a top priority
Highlights
Waves
1 2 3 4
Well-
Positioned for
Growth
(1) Annualized acquisition-related cost savings goal. (2) Scheduled.
2
2
PNC Is Well-Positioned to Capture the Full Value of the
Integration.

Strong Loss Coverage
2009 reserves / total loans
4.99%
4.75%
4.54%
4.28%
3.94%
3.38%
3.22%
2.96%
2.64%
2.54%
2.45%
2.34%
1.69%
JPM
FITB
COF
KEY
BAC
RF
PNC
WFC
STI
USB
BBT
CMA
MTB
2009 reserves / net charge-offs
1.9
1.7
1.5
1.5
1.4
1.4
1.3
1.3
1.1
1.1
1.1
1.0
0.9
PNC
MTB
BBT
FITB
RF
JPM
WFC
USB
CMA
KEY
BAC
STI
COF
As of or for the year ended for 2009. Peer source: SNL DataSource. (1) Impairment marks on loans acquired from National City that were impaired per FASB ASC 310-30 (AICPA SOP 03-3).
X
Well-
Positioned for
Growth
PNC’s Loan Loss Reserves and Impairment Marks¹ Leave It
Well-Positioned as the Economy Recovers.

Meeting Changing Customer Needs Well-
Positioned for
Growth
Declining check usage
Higher purchasing through alternative channels
Increasing online banking and online bill pay usage
Importance of deepening customer relationships
Need for successful, innovative platforms for growth
Reliance on electronic payments and processing
Leverage provided by a broad set of products and services
Gathering assets and gaining a greater share of wallets
Delivering consistent products and services
PNC has recognized and responded to:

Growing and Deepening Relationships
2008 2009
Alternative distribution channels are critical
to sustained growth
Legacy PNC   retail checking
relationship growth during the year
Deepening relationships drives retention
and profitability
4Q08 4Q09
Legacy PNC   active online bill pay
customers
70,000
119,000
379,000
447,000
Well-
Positioned for
Growth
PNC’s History of Building and Deepening Relationships Creates
Tremendous Opportunity.
1
1
(1) Legacy PNC excludes relationships added from acquisitions and the impact of required divestitures.  (2) Numbers as of period end.
2 2

Product Innovation
Average new accounts opened per day
at 300+ in 2009
From 4Q08 to 4Q09 PNC has grown our
Gen-Y customer base by 14%
Virtual Wallet customers average higher
balances and transactions than
checking-only accounts
High retention rates have greatly
exceeded our expectations
“A slick personal finance tool” -
BUSINESSWEEK
“A truly inspired effort” - NETBANKER
“One of the boldest enhancements to the
online banking experience” - CELENT
Well-
Positioned for
Growth
A successful platform to reach a
broader consumer base
- - Student edition Student edition
- - Retirement Retirement
PNC Is a Recognized Leader in Product Innovation. PNC Is a Recognized Leader in Product Innovation.

Growing Relationship-Based Revenue
$0
$130
$260
$390
$520
$650
1Q09 4Q09
millions
+7%
Treasury management
Capital markets
Commercial mortgage banking activities
C&IB product revenue¹
+330%
+41%
$0
$50
$100
$150
$200
$250
1Q09 4Q09
millions
Asset management revenue²
4Q09 PNC assets under
management +7% from 1Q09³
Well-
Positioned for
Growth
(1)
Represents PNC consolidated amounts for these product categories. (2) Represents PNC consolidated amount. Includes BlackRock and Asset Management Group segments. (3) Asset Management Group.

Product Sales Across the Franchise
Corporate
Banking
Wealth
Management
Institutional
Investments
Business Bank-
Commercial
2009 FY annualized sales
contribution by region
Total franchise
FY09 sales 132% of full year goal
4Q09 sales up 41% vs. 1Q09
Legacy PNC markets¹
FY09 sales 136% of full year goal
All markets exceeded FY goal
Legacy National City markets²
FY09 sales 126% of full year goal
85% of markets exceeded FY goal
Sales highlights
Products
Legacy PNC
markets¹
58%
Legacy National City
markets²
42%
(1) Includes overlap markets where PNC had a higher deposit share than National City prior to the acquisition. (2) Includes overlap markets where National City had a higher deposit share than PNC prior to the acquisition.
Well-
Positioned for
Growth
PNC Has Significant Sales Momentum Across the Franchise. PNC Has Significant Sales Momentum Across the Franchise.

(6)
(5)
(4)
(3)
(2)
(1)
0
1
2
3
4
0%
1%
2%
3%
4%
5%
6%
Balance Sheet Management
PNC Duration
of Equity
(At Quarter End)
Fed Funds
Effective Rate
(At Quarter End)
2007
2008 2009
1.4% 100 bps increase
(6.0%) 100 bps decrease
Effect on NII in 2 year from
gradual interest rate change
over preceding 12 months
Effect on NII in 1 year from
gradual interest rate change
over following 12 months
PNC 4Q09 NII Sensitivity
(2.0%)
1.1%
100 bps decrease
100 bps increase
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
Well-
Positioned for
Growth
Q4
PNC’s Balance Sheet Is Well-Positioned to Take Advantage of
Improvement in Loan Demand.
nd
st

February 2010 Actions
Redeemed $7.6 billion of PNC preferred stock held by the
US Treasury
- Eliminated $380 million in annual preferred dividends
Reached a definitive agreement to sell PNC Global
Investment Servicing for $2.3 billion
- Expected $1.6 billion increase to Tier 1 common capital
upon closing¹
Issued $3.0 billion of PNC common equity and $2.0 billion
of senior debt
Well-
Positioned for
Growth
PNC’s Recent Actions Are Consistent with a History of Disciplined
Capital Management.
(1) See the Appendix for additional information.  The transaction is currently anticipated to close in the third quarter of 2010 subject to regulatory approvals and certain other closing conditions.

6.5%
6.8%
7.0%
7.2%
7.5%
7.7%
7.8%
8.2%
8.5%
8.8%
10.7%
8.0%
6.0%
PNC WFC USB FITB RF KEY STI BAC PNC CMA BBT JPM COF
Relative Capital Positioning
December 31, 2009 Tier 1 common ratio
(1) Estimated. Further information is provided in the Appendix. Peer source: company reports.
PNC’s Proforma Tier 1 Common Capital Ratio
1
of 8.0% Provides
Flexibility for Future Growth.
PNC’s capital priorities
Maintain strong capital
levels
Support our clients
Invest in our businesses
Return capital to
shareholders when
appropriate
Well-
Positioned for
Growth

Summary
PNC’s achievements have been exceptional given the
challenging environment
PNC’s businesses continued to execute and are
well-positioned as the economy recovers
PNC’s positioning and opportunities for growth are expected
to deliver significant value
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review.  It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  Forward-looking statements are typically identified by words such as
“believe,” “plan,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “will,” “project” and other similar words and expressions.  Forward-
looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements.  Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding some of these factors in our 2008 Form 10-K and 2009 Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports, and in our other
SEC filings.  Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at
www.pnc.com/secfilings.  We have included these web addresses as inactive textual references only.  Information on these websites is not part of this document.
•Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
o
Changes in interest rates and valuations in the debt, equity and other financial markets;
o
Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products;
o
Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates;
o
Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular;
o
Changes in levels of unemployment; and
o
Changes in customer preferences and behavior, whether as a result of changing business and economic conditions, climate-related physical changes or legislative and regulatory initiatives, or other factors.
•A continuation of recent turbulence in significant portions of the US and global financial markets, particularly if it worsens, could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.
•Our business and financial performance could be impacted as the financial industry restructures in the current environment, both by changes in the creditworthiness and performance of our counterparties and by changes in the competitive and regulatory landscape.
•Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting.  These statements are based on our current expectations that interest rates will remain low in the first half of 2010 but will move upward in the second half of the year and our view that the modest economic recovery that began last year will extend through 2010.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include:
o
Changes resulting from legislative and regulatory responses to the current economic and financial industry environment;
o
Other legislative and regulatory reforms, including broad-based restructuring of financial industry regulation as well as changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other aspects of the financial institution industry;
o
Increased litigation risk from recent regulatory and other governmental developments;
o
Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental inquiries;
o
The results of the regulatory examination and supervision process, including our failure to satisfy the requirements of agreements with governmental agencies;
o
Changes in accounting policies and principles;
o
Changes resulting from legislative and regulatory initiatives relating to climate change that have or may have a negative impact on our customers’ demand for or use of our products and services in general and their creditworthiness in particular; and
o
Changes to regulations governing bank capital, including as a result of the so-called “Basel 3” initiatives.
•Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques, and by our ability to meet evolving regulatory capital standards.
•The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
•Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
•Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
•Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
•Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of
BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at
www.blackrock.com.  This material is referenced for informational purposes only and should not be deemed to constitute a part of this document.
In addition, our acquisition of National City Corporation (“National City”) on December 31, 2008 presents us with a number of risks and uncertainties related both to the acquisition itself and to the integration of the acquired businesses into PNC.  These risks and uncertainties include the following:
•The anticipated benefits of the transaction, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Our ability to achieve anticipated results from this transaction is dependent on the state going forward of the economic and financial markets, which have been under significant stress recently.  Specifically, we may incur more credit losses from National City’s loan portfolio than expected.  Other issues related to achieving anticipated financial results include the possibility that deposit attrition or attrition in key client, partner and other relationships may be greater than expected.
•Legal proceedings or other claims made and governmental investigations currently pending against National City, as well as others that may be filed, made or commenced relating to National City’s business and activities before the acquisition, could adversely impact our financial results.
•Our ability to achieve anticipated results is also dependent on our ability to bring National City’s systems, operating models, and controls into conformity with ours and to do so on our planned time schedule.  The integration of National City’s business and operations into PNC, which includes conversion of National City’s different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to National City’s or PNC’s existing businesses.
PNC’s ability to integrate National City successfully may be adversely affected by the fact that this transaction has resulted in PNC entering several markets where PNC did not previously have any meaningful retail presence.
In addition to the National City transaction, we grow our business from time to time by acquiring other financial services companies.
Acquisitions in general present us with risks, in addition to those presented by the nature of the business acquired, similar to some or all of those described above relating to the National City acquisition.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Impact of Planned Sale of GIS
(0.2) (0.0) Adjustments / other
1.1 Net intangible
1.3 Goodwill and other intangible assets
Elimination of net intangible:
Less:
(1.5) Book equity / intercompany debt
Cash Book
(billions)
$1.6
(0.2)
0.5
(0.3)
0.8
$2.3
PNC tangible capital improvement
Eligible deferred income taxes on goodwill
and other intangible assets
After tax gain / increase in cash
Taxes
Pretax gain
Sales price
$1.8
(0.3)
2.1
$2.3
Estimated gain, cash proceeds and capital enhancement
Appendix
(1) The transaction is currently expected to close in the third quarter of 2010, subject to regulatory approvals and certain other closing conditions. (2) Book column amount reflects transaction expenses of $46 million; cash column amount reflects transaction expenses of
$46 million and $138 million of deferred tax reversal.
2
1

Risk-Based Capital Ratios
1.6 1.6 Net impact of sale of GIS
10.3% 8.0% Proforma ratios
$23.4 $18.1 Proforma
11.5% 6.0% Ratios
3.0
(.3)
$13.8
3.0 Common equity offering
(7.6) TARP redemption
$26.4 December 31, 2009
$ in billions
(1) Estimated. (2) Completed February 10, 2010. (3) Tier 1 common column reflects acceleration of accretion of remaining issuance discount. (4) Completed February 8, 2010. (5) Anticipated to occur in the third quarter of 2010 subject to regulatory approvals and certain other closing conditions.
Appendix
1
Tier 1 common
2,3
4
5
1
Tier 1 risk based

Non-GAAP to GAAP Reconcilement
Appendix
For the three months ended, in millions
Pretax
Income taxes
(benefit) (a) Net income
Reported net income (loss) ($246)
National City conforming provision for credit losses $504 ($176) 328
Net income excluding National City conforming provision for credit losses
$82
Year ended, in millions
Pretax
Income taxes
(benefit) (a) Net income
Diluted EPS
Reported net income $2,403 $4.36
Gain on BlackRock/BGI transation ($1,076) $389 (687) (1.51)
Net income excluding gain on BlackRock/BGI transaction $1,716 $2.85
Year ended, in millions
Net income Average assets
Return on
average assets
Reported  $2,403 $276,876 0.87%
Excluding gain on BlackRock/BGI transaction $1,716 $276,876 0.62%
December 31, 2008
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.
December 31, 2009
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.
December 31, 2009
(a) Calculated using a marginal federal income tax rate of 35%. The after-tax gain on the BlackRock/BGI transaction also reflects the impact of state income taxes.

Non-GAAP to GAAP Reconcilement
Appendix
in millions Reported
Gain on
BlackRock/BGI
transaction
Reported
excluding
BlackRock/BGI
gain Reported
Gain on
BlackRock/BGI
transaction
Reported
excluding
BlackRock/BGI
gain
Net interest income $9,054 $9,054 $2,345 $2,345
Noninterest income 7,934                $1,076 6,858                  2,737                      $1,076 1,661
Total revenue $16,988 $1,076 $15,912 $5,082 $1,076 $4,006
Noninterest income/total revenue 47% 43% 54% 41%
in millions
Reported
excluding
BlackRock/BGI
gain
Global Investment
Servicing
Reported
excluding
BlackRock/BGI
gain and Global
Investment
Servicing
Net interest income $9,054 ($29) $9,083
Noninterest income 6,858                810 6,048
Total revenue $15,912 $781 $15,131
Noninterest income/total revenue 43% 40%
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.
Year ended Dec. 31, 2009 Three months ended Dec. 31, 2009
Year ended Dec. 31, 2009

Non-GAAP to GAAP Reconcilement
Appendix
Year ended
March 31, 2009 June 30, 2009 Sept. 30, 2009 Dec. 31, 2009 Dec. 31, 2009
in millions
Total revenue $3,871 $3,987 $4,048 $5,082 $16,988
Noninterest expense 2,328 2,658 2,379 2,369 9,734
Pretax pre-provision earnings 1,543 1,329 1,669 2,713 7,254
Provision for credit losses 880 1,087 914 1,049 3,930
Excess of pretax pre-provision earnings over credit losses $663 $242 $755 $1,664 $3,324
Net charge-offs $431 $795 $650 $835 $2,711
Pretax pre-provision earnings / provision 1.85
Total revenue $3,871 $3,987 $4,048 $5,082 $16,988
Gain on BlackRock/BGI transaction 1,076 1,076
Total revenue excluding BlackRock/BGI gain 3,871 3,987 4,048 4,006 15,912
Noninterest expense 2,328 2,658 2,379 2,369 9,734
Pretax pre-provision earnings excluding BlackRock/BGI gain 1,543 1,329 1,669 1,637 6,178
Provision for credit losses 880 1,087 914 1,049 3,930
Excess of pretax pre-provision earnings excluding BlackRock/BGI gain over credit losses
$663 $242 $755 $588 $2,248
Net charge-offs $431 $795 $650 $835 $2,711
Pretax pre-provision earnings excluding BlackRock/BGI gain /
provision
1.57
Three months ended
PNC believes that pretax pre-provision earnings is useful as a tool to help evaluate ability to provide for credit costs through operations. PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.

Non-GAAP to GAAP Reconcilement
Appendix
Adjustments, Income taxes  Net Diluted Adjustments, Income taxes  Net Diluted
For the three months ended, in millions except per share data
Pretax (benefit) (a) Income EPS Pretax (benefit) (a) Income EPS
Net income, as reported $1,107 $2.17 $559 $1.00
Adjustments:
Gain on BlackRock/BGI transaction ($1,076) $389 (687) (1.49)
Integration costs 155 (54) 101 .22 $89 ($31) 58 .12
Net income, as adjusted $521 $.90 $617 $1.12
Adjustments, Income taxes  Net Diluted
For the three months ended, in millions except per share data
Pretax (benefit) (a) Income EPS
Net income (loss), as reported ($246) $(.77)
Adjustments:
$504 ($176) 328 .94
Other integration costs 81 (29) 52 .15
Net income, as adjusted $134 $.32
Adjustments, Income taxes  Net Diluted Adjustments, Income taxes  Net Diluted
Year ended, in millions except per share data
Pretax (benefit) (a) Income EPS Pretax (benefit) (a) Income EPS
Net income, as reported $2,403 $4.36 $914 $2.44
Adjustments:
Gain on BlackRock/BGI transaction $(1,076) $389 (687) (1.51)
$504 ($176) 328 .95
Other integration costs 421 (147) 274 .60 145 (51) 94 .27
Net income, as adjusted $1,990 $3.45 $1,336 $3.66
December 31, 2009 September 30, 2009
December 31, 2008
December 31, 2009 December 31, 2008
(a) Calculated using a marginal federal income tax rate of 35%.  The after-tax gain on the BlackRock/BGI transaction also reflects the impact of state income taxes.
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.
Conforming provision for credit losses - National City
Conforming provision for credit losses - National City

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Company WFC
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